UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 20, 2026

Avis Budget Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

379 Interpace Parkway Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	CAR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 20, 2026, Avis Budget Group, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders. The following matters were submitted to a vote of shareholders and the voting results were as follows:

Proposal No. 1. Election of Directors. The six nominees named in the Company’s 2026 proxy statement were elected as directors to serve a one-year term expiring in 2027 and until their successors are duly elected and qualified or until their earlier resignation or removal, based upon the following votes:

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jagdeep Pahwa	26,842,853	106,455	8,102	1,442,067
Anu Hariharan	26,905,610	42,907	8,893	1,442,067
Bernardo Hees	26,837,520	111,038	8,852	1,442,067
Lynn Krominga	26,629,099	319,233	9,078	1,442,067
Glenn Lurie	26,915,791	32,557	9,062	1,442,067
Karthik Sarma	26,842,520	105,831	9,059	1,442,067

Proposal No. 2. Ratification of Appointment of Auditors. The proposal to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2026 was approved by the following votes:

Votes For	Votes Against	Abstentions
28,201,021	181,866	16,590

Proposal No. 3. Advisory Approval of the Compensation of the Company’s Named Executive Officers. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s 2026 proxy statement, was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,617,695	323,061	16,654	1,442,067

Proposal No. 4. Shareholder Proposal Regarding Governance by Majority Voting and Meeting Adjournment. The shareholder proposal to approve, on an advisory basis, a request that the Company’s Board of Directors take each step necessary so that each voting requirement in the Company’s charter and bylaws that calls for a greater than simple majority vote be replaced by the applicable majority vote standard and to adjourn the applicable shareholder meeting, for up to 2 weeks, if the proposal fails to obtain the required 80% shareholder approval vote on the date of such meeting, was not approved, and received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,792,010	24,142,655	22,745	1,442,067

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Jean M. Sera
Name:	Jean M. Sera
Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

Date: May 21, 2026